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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 25, 2006

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            OKLAHOMA                    0-14384                73-1221379
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)               File Number)         Identification No.)

     101 North Broadway, Oklahoma City, Oklahoma                 73120
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 25, 2006 BancFirst Corporation announced its results of operations for the quarter ended December 31, 2005. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) EXHIBITS

         EXHIBIT NO.  DESCRIPTION
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         99.1         Press Release, dated January 25, 2006, issued by
                      BancFirst Corporation.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date January 25, 2006

                                                   BANCFIRST CORPORATION


                                                   /s/ Joe T. Shockley
                                                   -----------------------------
                                                   (Signature)
                                                   Joe T. Shockley
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)